UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 26, 2017

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12984 (Commission File Number)	75-2520779 (IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(d):

On October 26, 2017, the Board of Directors of Eagle Materials Inc. (the “Company”) appointed Margot Carter to serve as a Class II director, effective immediately. The Board also appointed Ms. Carter to the Corporate Governance and Nominating Committee and the Audit Committee, effective immediately.

Since 2014, Ms. Carter has been a director of Installed Building Products, Inc. (NYSE: IBP), an installer of insulation and complementary building products. She currently serves as IBP’s lead independent director, the Chair of its Nominating and Governance Committee and a member of its Audit Committee. Ms. Carter is also a director of Freeman Company, a brand experience business. From 2010 to 2015, Ms. Carter served as Executive Vice President, Chief Legal Officer and Secretary for RealPage, Inc. (Nasdaq: RP).

Ms. Carter will be compensated in accordance with the Company’s policy for compensation of non-employee directors, which covers August 1 to July 31 each year; however, for the period from the date of Ms. Carter’s appointment through July 31, 2018, she will be paid pro rata in cash at the annual rate of $187,000. Ms. Carter does not have any direct or indirect interest in any transaction with the Company that requires disclosure under Item 404(a) of Regulation S-K, nor is there an existing family relationship between Ms. Carter and any director or executive officer of the Company.

Item 7.01. Regulation FD Disclosure

The Company has issued a press release, dated October 31, 2017, relating to the appointment of Margot Carter to the Company’s Board of Directors. The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated October 31, 2017 issued by Eagle Materials Inc. (announcing appointment of Margot Carter to Board of Directors)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass Executive Vice President, General Counsel and Secretary

Date: October 31, 2017